Exhibit 99.1
Investor Relations Contact:
Leslie Green
Green Communications Consulting, LLC
(650) 312-9060
leslie@greencommunicationsllc.com

NetLogic Microsystems Announces Second Quarter 2010 Financial Results

•	Q2 FY 2010 Net Revenues: $95.0 million

•	Q2 FY 2010 GAAP Net Loss: $4.8 million; $0.08 per share (diluted)

•	Q2 FY 2010 Non-GAAP Net Income: $26.5 million; $0.38 per share (diluted)

SANTA CLARA, Calif. – July 28, 2010 – NetLogic Microsystems, Inc. (NASDAQ: NETL), a worldwide leader in high performance intelligent semiconductor solutions for next-generation Internet networks, today announced financial results for its second quarter ended June 30, 2010.

Revenue for the second quarter of 2010 was $95.0 million, a 10.2% sequential increase from $86.3 million for the first quarter of 2010 and a 192% increase from $32.5 million for the second quarter of 2009.

Second quarter 2010 net loss, determined in accordance with generally accepted accounting principles (GAAP), was $4.8 million or $0.08 per diluted share. By comparison, GAAP net loss was $2.2 million or $0.05 per diluted share for the second quarter of 2009.  GAAP net loss for second quarter 2010 included stock-based compensation and related payroll taxes, changes in contingent earn-out liability, amortization of intangible assets, fair value inventory adjustments and related taxes, and lease termination costs.  Excluding these items, non-GAAP net income for the second quarter of 2010 was $26.5 million or $0.38 per diluted share, compared with $0.17 per diluted share for the second quarter of 2009.

As of June 30, 2010, our cash, cash equivalents and short-term investments totaled $201.1 million.

NetLogic Microsystems, Inc. Announces Second Quarter 2010 Results
July 28, 2010

Management Qualitative Comments

“This is a very exciting time for us,” said Ron Jankov, president and CEO.  “When we announced the merger with RMI last June, we were committed to not only executing on both companies’ highly ambitious technology roadmaps, but also to leveraging each company’s best-in-class technologies to offer our customers highly valuable and unique system-level solutions for communications networking.  On every front, our combined company is executing to the highest level – from our engineering team developing ground-breaking multi-core processors, knowledge-based processors and physical layer products, to our operations team bringing these products to market under unified and efficient manufacturing flows, to our sales team’s effectively leveraging our entire combined customer base and opening up new opportunities to proliferate our full product portfolio.  I could not be more proud of the way our organization has come together and delivered on the vision that we outlined only a year ago.”

Recent Highlights

•
NetLogic Microsystems announced the innovative XLP8128S multi-core communications processor solution that integrates 128 NXCPUs™ and over 160 programmable processing engines to deliver an unprecedented 160Gbps throughput and 240 million packets-per-second of intelligent application performance for next-generation 3G/4G mobile wireless infrastructure, enterprise, storage, security, metro Ethernet, edge and core infrastructure network applications.

•
NetLogic Microsystems announced the industry's first fully deterministic intelligent networking solution capable of concurrently processing advanced Layers 2 - 7 functions at 40Gbps wire-speed. Incorporating, best-in-class multi-core processing and knowledge-based processing technologies from NetLogic Microsystems, the new NLX321103A solution enables the simultaneous and deterministic processing of complex networking functions such as deep packet content inspection, application-aware switching and routing, intrusion prevention, anti-virus/malware, network service management, IPv6/IPv4 forwarding, classification, IPSec/SSL encryption, ACL security, compression/de-compression and quality-of-service (QoS) at 40Gbps wire-speed.

•
NetLogic Microsystems announced the availability of the industry's lowest power 10/40/100 Gigabit Ethernet PHY for next-generation data center applications. The new NLP1342 PHY is a quad-port device that integrates best-in-class receive equalization and transmit pre-emphasis technologies with ultra low latency to address new datacenter opportunities.

•
NetLogic Microsystems’ market-leading families of multi-core, multi-threaded processors have been designed into multiple  equipment, from eNodeB base stations to gateways that are being deployed in NTT DOCOMO's commercial LTE mobile network in Japan.

•
NetLogic Microsystems announced two new members of its Au1300 Ultra Low-Power Alchemy® processor family with the introduction of the high-performance Au1384 and the cost-effective Au1310 devices. These processors deliver the powerful processing performance, robust media acceleration and ultra low-power functionality required for intelligent next-generation connected automotive infotainment, audio/video navigation, heads-up display and telematics systems. The Au1384 processor has been selected to power Fine Digital's next generation automotive infotainment system and the Au1310 processor has been selected by Thinkware Systems Corporation for its newly introduced "I-Navi AE" navigation system.

NetLogic Microsystems, Inc. Announces Second Quarter 2010 Results
July 28, 2010

Conference Call

NetLogic Microsystems will hold its second quarter 2010 financial results conference call today at 1:30 p.m. Pacific time.  To listen to the conference call, dial (866) 804-6926 ten minutes prior to the start of the call, using the passcode 52693395. International callers, dial (857) 350-1672. A taped replay will be made available approximately two hours after the conclusion of the call and will remain available for one week. To access the replay, dial (888) 286-8010 and enter passcode 79634876. International callers dial (617) 801-6888.

The conference call will be available via a live webcast on the investor relations section of NetLogic Microsystems’ web site at http://www.netlogicmicro.com.  Access the web site 15 minutes prior to the start of the call to download and install any necessary audio software.  An archived webcast replay will be available on the web site for three months.

About NetLogic Microsystems

NetLogic Microsystems, Inc. (NASDAQ: NETL) is a worldwide leader in high-performance intelligent semiconductor solutions that are powering next-generation Internet networks. NetLogic Microsystems' best-in-class products perform highly differentiated tasks of accelerating complex network traffic to significantly enhance the performance and functionality of advanced 3G/4G mobile wireless infrastructure, data center, enterprise, metro Ethernet, edge and core infrastructure networks. NetLogic Microsystems' market-leading product portfolio includes high-performance multi-core processors, knowledge-based processors, content processors, network search engines, ultra low-power embedded processors and high-speed 10/40/100 Gigabit Ethernet PHY solutions. These products are designed into high-performance systems such as switches, routers, wireless base stations, security appliances, networked storage appliances, service gateways and connected media devices offered by leading original equipment manufacturers (OEMs). NetLogic Microsystems is headquartered in Santa Clara, California, and has offices and design centers throughout North America, Asia and Europe. For more information about products offered by NetLogic Microsystems, call +1-408-454-3000 or visit the NetLogic Microsystems Web site at http://www.netlogicmicro.com.

NetLogic Microsystems, the NetLogic Microsystems logo, NXCPU and eNsemble are trademarks of NetLogic Microsystems, Inc.  Alchemy is a registered trademark of NetLogic Microsystems, Inc. All other trademarks are the properties of their respective owners.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release regarding NetLogic Microsystems’ business which are not historical facts may be “forward-looking statements” that involve risks and uncertainties. Forward-looking statements are based on certain assumptions and expectations of future events that are subject to risks and uncertainties. Actual results and trends may differ materially from historical results or those projected in any such forward-looking statements depending on a variety of factors. These factors include, but are not limited to, customer acceptance and demand for our products, the volume of sales to our principal product customers, the timing of our receipt of customer orders during the quarter, manufacturing yields for our products, the timing of manufacture and delivery of product by our foundry suppliers, potential warranty claims and product defects, the length of our sales cycles, our average selling prices, our ability to successfully develop and sell new products, the effects of any business acquisitions that we might make, the strength of the OEM networking equipment market and the cyclical nature of that market and the semiconductor industry. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the Company’s reports on Forms 10-K, 10-K/A, and 10-Q, as well as other reports that NetLogic Microsystems files from time to time with the Securities and Exchange Commission which are available at http://www.sec.gov. All forward-looking statements are qualified in their entirety by this cautionary statement, and NetLogic Microsystems undertakes no obligation to update publicly any forward-looking statement for any reason, except as required by law, even as new information becomes available or other events occur in the future.

NetLogic Microsystems, Inc. Announces Second Quarter 2010 Results
July 28, 2010

NETLOGIC MICROSYSTEMS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)
(UNAUDITED)

	Three months ended		Six months ended
	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009
Revenue	$95,014	$32,485	$181,265	$62,851
Cost of revenue*	43,012	13,987	94,343	27,531
Gross profit	52,002	18,498	86,922	35,320
Operating expenses:
Research and development*	32,035	14,136	60,090	26,334
Selling, general and administrative*	20,132	7,358	39,856	14,172
Change in contingent earn-out liability	5,164	-	50,411	-
Acquisition-related costs	-	1,335	735	1,335
Total operating expenses	57,331	22,829	151,092	41,841
Loss from operations	(5,329)	(4,331)	(64,170)	(6,521)
Interest and other income (expense), net	(53)	246	(110)	419
Loss before income taxes	(5,382)	(4,085)	(64,280)	(6,102)
Benefit from income taxes	(547)	(1,929)	(2,108)	(29)
Net loss	$(4,835)	$(2,156)	$(62,172)	$(6,073)
Net loss per share - Basic and Diluted	$(0.08)	$(0.05)	$(1.03)	$(0.14)
Shares used in calculation - Basic and Diluted	62,875	43,922	60,502	43,766

*	Includes stock-based compensation and related payroll taxes, and amortization of intangible assets as follows (in thousands):

	Three months ended		Six months ended
	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009
Stock-based compensation and related payroll taxes:
Cost of revenue	$143	$180	$369	$355
Research and development	6,753	3,461	13,256	5,612
Selling, general and administrative	5,714	2,377	11,864	4,351
Total	$12,610	$6,018	$25,489	$10,318

Amortization of intangible assets:
Cost of revenue	$9,665	$2,980	$19,396	$5,960
Selling, general and administrative	913	345	1,826	690
Total	$10,578	$3,325	$21,222	$6,650

NetLogic Microsystems, Inc. Announces Second Quarter 2010 Results
July 28, 2010

Non-GAAP Financial Information

In addition to disclosing financial results calculated in accordance with U.S. generally accepted accounting principles (GAAP), this announcement of operating results contains non-GAAP financial measures that exclude the income statement effects of stock-based compensation and related payroll taxes, amortization of intangible assets, fair value adjustments of acquired inventory and related taxes, changes in contingent earn-out liability, acquisition-related costs, lease termination costs, interest income on RMI bridge note, establishment of deferred tax asset valuation allowance, and the effects of excluding stock-based compensation upon the number of diluted shares used in calculating non-GAAP earnings per share.

We have excluded stock-based compensation expense and changes in contingent earn-out liability in calculating these non-GAAP financial measures.  These expenses are non-cash in nature and rely on valuations based on future events such as the market price of our common stock and revenue generated from products acquired in the RMI acquisition during the first 12 months following the close that are difficult to predict and are affected by market factors that are largely not within the control of management. We have excluded stock related payroll taxes, amortization of intangible assets, fair value adjustments related to acquired inventory and the related tax effect, acquisition-related costs, lease termination costs, interest income on RMI bridge note, and establishment of deferred tax asset valuation allowance because we do not consider them to be related to our core operating performance.

We use the non-GAAP financial measures that exclude these items to make strategic decisions, forecast future results and evaluate the Company’s current performance. We believe that the presentation of non-GAAP financial measures that exclude these items is useful to investors because we do not consider these charges either part of the day-to-day business or reflective of the core operational activities of the Company that are within the control of management or that are used to evaluate management’s operating performance.

The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures. For additional information regarding these non-GAAP financial measures, and management’s explanation of why it considers such measures to be useful, refer to the Form 8-K dated July 28, 2010 that the Company has submitted to the Securities and Exchange Commission.

NetLogic Microsystems, Inc. Announces Second Quarter 2010 Results
July 28, 2010

NETLOGIC MICROSYSTEMS, INC.
RECONCILIATION OF GAAP NET INCOME (LOSS) TO NON-GAAP NET INCOME
(IN THOUSANDS)
(UNAUDITED)

	Three months ended		Six months ended
	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009
GAAP net loss	$(4,835)	$(2,156)	$(62,172)	$(6,073)
Reconciling items:
Stock-based compensation and related payroll taxes	12,610	6,018	25,489	10,318
Amortization of intangible assets	10,578	3,325	21,222	6,650
Fair value adjustment related to the acquired inventory	3,778	-	16,018	-
Changes in contingent earn-out liability	5,164	-	50,411	-
Acquisition-related costs	-	1,335	735	1,335
Lease termination costs	503	-	503	-
Interest income on RMI bridge note	-	(125)	-	(125)
Tax effect of inventory fair value adjustment	(1,356)	-	(5,618)	-
Net impact of deferred tax asset valuation allowance establishment	-	-	-	2,988
Non-GAAP net income	$26,442	$8,397	$46,588	$15,093

NETLOGIC MICROSYSTEMS, INC.
RECONCILIATION OF GAAP DILUTED NET INCOME (LOSS) PER SHARE TO
NON-GAAP DILUTED NET INCOME PER SHARE
(UNAUDITED)

	Three months ended		Six months ended
	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009
GAAP net loss per share - Diluted	$(0.08)	$(0.05)	$(1.03)	$(0.14)
Reconciling items:
Stock-based compensation and related payroll taxes	0.18	0.13	0.38	0.22
Amortization of intangible assets	0.15	0.07	0.31	0.14
Fair value adjustment related to the acquired inventory	0.05	-	0.24	-
Changes in contingent earn-out liability	0.07	-	0.74	-
Acquisition-related costs	-	0.03	0.01	0.03
Lease termination costs	0.01	-	0.01	-
Interest income on RMI bridge note	-	(0.00)	-	(0.00)
Tax effect of inventory fair value adjustment	(0.02)	-	(0.08)	-
Net impact of deferred tax asset valuation allowance establishment	-	-	-	0.06
Difference in shares count between diluted GAAP and diluted non-GAAP calculation	0.02	(0.01)	0.11	0.01
Non-GAAP net income per share - Diluted	$0.38	$0.17	$0.69	$0.32

NetLogic Microsystems, Inc. Announces Second Quarter 2010 Results
July 28, 2010

NETLOGIC MICROSYSTEMS, INC.
RECONCILIATION OF THE SHARES USED FOR GAAP DILUTED
NET INCOME (LOSS) PER SHARE CALCULATION TO THE SHARES USED FOR
NON-GAAP DILUTED NET INCOME PER SHARE CALCULATION
(IN THOUSANDS)
(UNAUDITED)

	Three months ended		Six months ended
	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009
Shares used in calculation - Diluted (GAAP)	62,875	43,922	60,502	43,766
The effect of removing stock-based compensation expense for Non-GAAP presentation purpose	2,415	1,886	2,740	1,622
The effect of dilutive potential common shares due to reporting non-GAAP net income	4,682	2,302	4,538	2,076
Shares used in calculation - Diluted (Non-GAAP)	69,972	48,110	67,780	47,464

NETLOGIC MICROSYSTEMS, INC.
RECONCILIATION OF GAAP GROSS MARGIN TO NON-GAAP GROSS MARGIN
(IN THOUSANDS, EXCEPT PERCENTAGES)
(UNAUDITED)

	Three months ended				Six months ended
	June 30, 2010		June 30, 2009		June 30, 2010		June 30, 2009
GAAP gross margin	$52,002	54.7%	$18,498	56.9%	$86,922	48.0%	$35,320	56.2%
Reconciling items:
Stock-based compensation	143	0.2%	180	0.6%	369	0.2%	355	0.6%
Amortization of intangible assets	9,665	10.2%	2,980	9.2%	19,396	10.7%	5,960	9.5%
Fair value adjustment related to acquired inventory	3,778	4.0%	-	0.0%	16,018	8.8%	-	0.0%
Non-GAAP gross margin	$65,588	69.0%	$21,658	66.7%	$122,705	67.7%	$41,635	66.2%

NetLogic Microsystems, Inc. Announces Second Quarter 2010 Results
July 28, 2010

NETLOGIC MICROSYSTEMS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS)
(UNAUDITED)

	June 30, 2010	December 31, 2009
ASSETS
Current assets:
Cash, cash equivalents and short-term investments	$201,083	$44,278
Accounts receivables, net	26,747	25,137
Inventories	46,858	45,113
Deferred income taxes	15,731	13,157
Prepaid expenses and other current assets	7,630	8,638
Total current assets	298,049	136,323
Property and equipment, net	18,695	13,278
Goodwill	112,918	112,918
Intangible asset, net	201,597	223,345
Other assets	46,152	46,247
Total assets	$677,411	$532,111
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$20,845	$17,937
Accrued liabilities	31,911	34,205
Contingent earn-out liability	62,098	11,687
Deferred margin	4,352	2,667
Software licenses and other obligations, current	4,335	3,037
Total current liabilities	123,541	69,533
Software licenses and other obligations, long-term	2,376	2,409
Other liabilities	34,931	34,214
Total liabilities	160,848	106,156
Stockholders' equity
Common stock	635	575
Additional paid-in capital	701,197	548,523
Accumulated other comprehensive income	46	-
Accumulated deficit	(185,315)	(123,143)
Total stockholders' equity	516,563	425,955
Total liabilities and stockholders' equity	$677,411	$532,111

CONTACT: Green Communications Consulting, LLC
Leslie Green, 650-312-9060 (Investor Relations)
leslie@greencommunicationsllc.com
SOURCE: NetLogic Microsystems, Inc.